Exhibit 99.1

SAVANNA EAST AFRICA, LIMITED
(A DEVELOPMENT STAGE COMPANY)
BALANCE SHEETS
AS OF DECEMBER 10, 2010 (ACQUISITION DATE) AND JUNE 30, 2010
(UNAUDITED)

	December 10,	June 30,
	2010	2010

ASSETS

CURRENT ASSETS:
Cash	$12,806	$-
Advances receivable	261,795	-
Total current assets	274,601	-

TOTAL ASSETS	$274,601	$-

LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES:
Related party advances payable	$305,000	$-
Due to related parties	411,787	-
Total current liabilities	716,787	-

Total liabilities	716,787	-

STOCKHOLDERS' DEFICIT:
Common stock, authorized 100,000 shares, par value $0.125
100,000 and 0 issued and outstanding	12,500	-
Additional paid-in capital	(12,500)	-
Accumulated deficit during development stage	(442,186)	-
Total stockholders' deficit	(442,186)	-
TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$274,601	$-

The accompanying notes are an integral part of these financial statements.

SAVANNA EAST AFRICA, LIMITED
(A DEVELOPMENT STAGE COMPANY)
STATEMENTS OF OPERATIONS
(UNAUDITED)

	July 1, 2010 through December 10, 2010 (Acquisition)	March 31, 2010 (Inception) through June 30, 2010	March 31, 2010 (Inception) through December 10, 2010 (Acquisition)

Revenue	$-	$-	$-
Cost of revenue	-	-	-
Gross profit	-	-	-

Operating expenses:
General and administrative expenses	442,186	-	442,186
Professional fees	-	-	-
Consulting fees	-	-	-
Total operating expenses	442,186	-	442,186
Loss from operations	(442,186)	-	(442,186)

Loss before income tax	(442,186)	-	(442,186)

Income tax	-	-	-
Net loss	$(442,186)	$-	$(442,186)

Weighted average shares outstanding :
Basic and diluted	100,000	100,000

Loss per share:
Basic and diluted	$(4.42)	$-

The accompanying notes are an integral part of these financial statements.

SAVANNA EAST AFRICA, LIMITED
(A DEVELOPMENT STAGE COMPANY)
STATEMENT OF STOCKHOLDERS' DEFICIT
(UNAUDITED)

			Additional		Total
	Common Stock		Paid-in	Accumulated	Stockholders'
	Shares	Amount	Capital	Deficit	Deficit
Balance, March 31, 2010 (inception)	-	$-	$-	$-	$-

Founders shares	100,000	12,500	(12,500)	-	-

Balance, June 30, 2010	100,000	$12,500	$(12,500)	$-	$-

Net loss	-	-	-	(442,186)	(442,186)

Balance, December 10, 2010 (acquisition)	100,000	$12,500	$(12,500)	$(442,186)	$(442,186)

The accompanying notes are an integral part of these financial statements.

SAVANNA EAST AFRICA, LIMITED
(A DEVELOPMENT STAGE COMPANY)
STATEMENTS OF CASH FLOWS
(UNAUDITED)

	July 1, 2010	March 31, 2010	March 31, 2010
	through	(Inception) through	(Inception) through
	December 10,	June 30,	December 10,
	2010 (Acquisition)	2010	2010 (Acquisition)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(442,186)	$-	$(442,186)
Adjustments to reconcile net loss
to net cash used in operating activities:
Expenses paid by related party	411,787	-	411,787
Increase / (decrease) in current liabilities:
Related party receivables	(261,795)	-	(261,795)

Net cash used in operating activities	(292,194)	-	(292,194)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from related party advances	305,000	-	305,000

Net cash provided by financing activities	305,000	-	305,000

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	12,806	-	12,806

CASH AND CASH EQUIVALENTS, BEGINNING BALANCE	-	-	-

CASH AND CASH EQUIVALENTS, ENDING BALANCE	$12,806	$-	$12,806

CASH PAID FOR:
Interest	$-	$-	$-
Income taxes	$-	$-	$-

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS OF SAVANNA EAST AFRICA, LIMITED

(A DEVELOPMENT STAGE COMPANY)

FOR THE PERIOD MARCH 31, 2010 (INCEPTION) THROUGH DECEMBER 10, 2010 (ACQUISITION)

NOTE 1 - GENERAL ORGANIZATION AND BUSINESS

Savanna East Africa, Limited (“SEA Kenya”, “the Company”) is a Kenyan corporation engaged in the business of identifying, acquiring and developing early stage and start up business operations or acquiring various resources to support the development of early stage and start-up business opportunities.

On December 10, 2010, the Company entered into a share exchange agreement with Savanna East Africa, Inc. (“SEA”) and Beachhead, LLC (the “Shareholder”). Pursuant to the exchange agreement, SEA issued 100,000 shares of Series A Preferred Stock to the Shareholder in exchange for 70,000 ordinary shares of the Company held by the Shareholder, which 70,000 ordinary shares represents 70% of the outstanding capital stock of the Company.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation – The Company follows accounting standards set by the Financial Accounting Standards Board (“FASB”). The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). References to GAAP issued by the FASB in these footnotes are to the FASB Accounting Standards Codification™ sometimes referred to as the Codification or ASC. The Company uses its local currency, the Kenyan Shilling; however the accompanying financial statements have been translated and presented in United States Dollars ($).

Development Stage Company - The Company is a development stage company as defined by FASB ASC 915 “Development Stage Enterprises” (“ASC 915”). The Company is still devoting substantially all of its efforts on establishing the business and its planned principal operations have not commenced. All losses accumulated since inception have been considered as part of the Company’s development stage activities.

Management's Use of Estimates - These financial statements have been prepared in accordance with accounting principles generally accepted in the United States and, accordingly, require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and cash equivalents - Cash and cash equivalents are comprised of certain highly liquid investments with maturities of three months or less when purchased.

Foreign Currency Transactions and Comprehensive Income (Loss) - The reporting currency of the Company is the U.S. dollar. The Company uses its local currency, the Kenyan Shilling, as its functional currency. Assets and liabilities are translated using the exchange rates prevailing at the balance sheet date. Translation adjustments resulting from this process are included in accumulated other comprehensive income (loss) in the statements of stockholders’ deficit. Transaction gains and losses that arise from exchange rate fluctuations on transactions denominated in a currency other than the functional currency are included in the results of operations as incurred.

Asset and liability amounts at December 10, 2010 (unaudited) were translated at 83.33 Shillings to $1.00 for the Company. Equity accounts were stated at their historical rates. Cash flows are also translated at average translation rates for the period. Therefore, amounts reported on the statements of cash flows will not necessarily agree with changes in the corresponding balances on the balance sheets.

Foreign Currency Transaction Gains and Losses - Transaction gains and losses that arise from exchange rate fluctuations on transactions denominated in a currency other than the functional currency are included in the results of operations as incurred.  Historically, the Company has not entered into any currency trading or hedging transactions, although there is no assurance that the Company will not enter into such transactions in the future.

Income Taxes - Deferred income taxes are provided using the liability method whereby deferred tax assets are recognized for deductible temporary differences and operating loss and tax credit carryforwards, and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of the changes in tax laws and rates of the date of enactment.

When tax returns are filed, it is highly certain that some positions taken would be sustained upon examination by the taxing authorities, while others are subject to uncertainty about the merits of the position taken or the amount of the position that would be ultimately sustained. The benefit of a tax position is recognized in the financial statements in the period during which, based on all available evidence, management believes it is more likely than not that the position will be sustained upon examination, including the resolution of appeals or litigation processes, if any. Tax positions taken are not offset or aggregated with other positions. Tax positions that meet the more-likely-than-not recognition threshold are measured as the largest amount of tax benefit that is more than 50 percent likely of being realized upon settlement with the applicable taxing authority. The portion of the benefits associated with tax positions taken that exceeds the amount measured as described above is reflected as a liability for unrecognized tax benefits in the accompanying balance sheets along with any associated interest and penalties that would be payable to the taxing authorities upon examination.

Applicable interest and penalties associated with unrecognized tax benefits are classified as additional income taxes in the statements of operations.

Earnings Per Share - Earnings per share is calculated in accordance with the ASC 260-10, “Earnings Per Share.” Basic earnings per share is based upon the weighted average number of common shares outstanding. Diluted earnings per share is based on the assumption that all dilutive convertible shares and stock options were converted or exercised. Dilution is computed by applying the treasury stock method and the treasury method. Under these methods, options, warrants and convertible debt are assumed to be exercised or converted at the beginning of the period (or at the time of issuance, if later), and as if funds obtained thereby were used to purchase common stock at the average market price during the period.

Revenue Recognition - Revenue is recognized in the period that services are provided. For revenue from oil and gas production, the Company recognizes revenue in accordance with Staff Accounting Bulletin (“SAB”) Topic 13. SAB Topic 13 requires that four basic criteria must be met before revenue can be recognized: (1) persuasive evidence of an arrangement exists; (2) delivery has occurred; (3) the selling price is fixed and determinable; and (4) collectability is reasonably assured. Determination of criteria (3) and (4) are based on management’s judgments regarding the fixed nature of the selling prices of the service provided and the collectability of those amounts.

Segment Reporting - FASB ASC 280, “Segment Reporting” requires use of the “management approach” model for segment reporting. The management approach model is based on the way a company’s management organizes segments within the company for making operating decisions and assessing performance. The Company determined it has one operating segment as of December 10, 2010 (unaudited).

Recent Accounting Pronouncements

In October 2009, the FASB issued Accounting Standards Update 2009-15 ("ASU 2009-15") regarding accounting for own-share lending arrangements in contemplation of convertible debt issuance or other financing.  This ASU requires that at the date of issuance of the shares in a share-lending arrangement entered into in contemplation of a convertible debt offering or other financing, the shares issued shall be measured at fair value and be recognized as an issuance cost, with an offset to additional paid-in capital. Further, loaned shares are excluded from basic and diluted earnings per share unless default of the share-lending arrangement occurs, at which time the loaned shares would be included in the basic and diluted earnings-per-share calculation.  This ASU is effective for fiscal years beginning on or after December 15, 2009, and interim periods within those fiscal years for arrangements outstanding as of the beginning of those fiscal years. The adoption of this ASU did not have a significant impact on the Company’s financial statements.

On February 25, 2010, the FASB issued ASU 2010-09 Subsequent Events Topic 855 “Amendments to Certain Recognition and Disclosure Requirements,” effective immediately. The amendments in the ASU remove the requirement for an SEC filer to disclose a date through which subsequent events have been evaluated in both issued and revised financial statements. Revised financial statements include financial statements revised as a result of either correction of an error or retrospective application of U.S. GAAP. The FASB believes these amendments remove potential conflicts with the SEC’s literature. The adoption of this ASU did not have a material impact on the Company’s financial statements.

NOTE 3 – GOING CONCERN

The Company has experienced losses from operations since inception (March 31, 2010) and has a working capital deficit and stockholders' deficit, and in all likelihood will be required to make significant future expenditures in connection with continuing business development efforts along with general administrative expenses. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company’s activities have been primarily supported by advances from various parties and equity financing. The Company has sustained losses from inception to date of $442,186 through December 10, 2010 (unaudited). Management continues to seek funding from its shareholders and other qualified investors to pursue its business plan. The Company continues to seek funding for all of the projects and operational requirements for the continuing fiscal year.

NOTE 4 - ADVANCES RECEIVABLE

During the period from March 31, 2010 through December 10, 2010 (unaudited), the Company paid operating expenses on behalf of an unrelated party.  The Company classified these monies in the amount of $261,795 as advances receivable in the accompanying balance sheet at December 10, 2010 (unaudited).

NOTE 5 –STOCKHOLDERS’ EQUITY TRANSACTIONS

Common Stock

Effective March 31, 2010, the total number of shares of stock which the Company is authorized to issue is 100,000. As of December 10, 2010 (unaudited), 100,000 shares were issued and outstanding.

On December 10, 2010, the Company entered into a share exchange agreement with SEA and Beachhead, LLC (the “Shareholder”). Pursuant to the exchange agreement, SEA issued 100,000 shares of Series A Preferred Stock to the Shareholder in exchange for 70,000 ordinary shares of the Company held by the Shareholder, which 70,000 ordinary shares represents 70% of the outstanding capital stock of the Company. See Note 7.

NOTE 6 - RELATED PARTY TRANSACTIONS

During the period from July 1, 2010 through December 10, 2010 (unaudited), SEA paid an advance of $305,000 to the Company in contemplation of the share exchange. This amount is classified in the accompanying balance sheet as related party advances payable at December 10, 2010 (unaudited). The majority owner of the Company prior to the acquisition at December 10, 2010 was Beachhead, LLC, which is wholly owned by an individual who is an investor in SEA.

During the period from July 1, 2010 through December 10, 2010 (unaudited), NewMarket Technology, Inc. paid operating expenses of $411,787 on behalf of the Company. The Founder and Chairman of NewMarket Technology, Inc. is also a majority shareholder in the Company prior to the December 10, 2010 acquisition. This payment is classified in the accompanying balance sheet as due to related parties at December 10, 2010 (unaudited).

NOTE 7 – SHARE EXCHANGE

On December 10, 2010, the Company entered into a share exchange agreement with SEA and Beachhead, LLC (the “Shareholder”). Pursuant to the exchange agreement, SEA issued 100,000 shares of Series A Preferred Stock to the Shareholder in exchange for 70,000 ordinary shares of the Company held by the Shareholder, which 70,000 ordinary shares represents 70% of the outstanding capital stock of the Company. In connection with the exchange agreement, SEA filed a certificate of designation of Series A Preferred Stock. Pursuant to the certificate of designation:

•

100,000 shares were designated as Series A Preferred Stock.

•

Holders of the Series A Preferred Stock will be entitled to receive $1.00 per share of Series A Preferred Stock, prior to any distribution to holders of common stock, in the event of any liquidation, dissolution or winding up of SEA.

•

Holders of Series A Preferred Stock will be entitled to receive dividends in the amount of 51% of net operating income, payable quarterly.

•

Holders of Series A Preferred Stock will own 51% of the voting power of the shareholders of SEA.

•

SEA may not redeem shares of Series A Preferred Stock without the written consent of the holders thereof.

SEA acquired the Company with the intent to pursue business opportunities in Kenya.

The operating results of the Company are included in the accompanying statements of operations from the acquisition date, which is December 10, 2010, based on the date when the transaction closed and the controlling interest was transferred to SEA.

The Company did not commence significant operations until March 31, 2010, and did not incur material expenses until July 1, 2010.

NOTE 8 – INCOME TAXES

The items accounting for the difference between income taxes computed at the federal statutory rate and the provision for income taxes were as follows:

	July 1, 2010 through December 10, 2010 (Acquisition)	March 31, 2010 (Inception) through June 30, 2010	December 31, 2002 March 31, 2010 (Inception) through December 10, 2010 (Acquisition)
Foreign statutory income taxes	(33)%	(33)%	(33)%
Federal income taxes	-	-	-
Increase in valuation allowance	33%	33%	33%
Effective income tax rate	-	-	-

Significant components of deferred tax assets and (liabilities) are as follows:

	December 10, 2010	June 30, 2010
Deferred tax assets:
Net operating loss carry forwards	$442,186	$-
Valuation allowance	(442,186)	-

Net deferred tax asset	$-	$-

The Company periodically evaluates the likelihood of the realization of deferred tax assets, and adjusts the carrying amount of the deferred tax assets by the valuation allowance to the extent the future realization of the deferred tax assets is not judged to be more likely than not. The Company considers many factors when assessing the likelihood of future realization of its deferred tax assets, including its recent cumulative earnings experience by taxing jurisdiction, expectations of future taxable income or loss, the carryforward periods available to the Company for tax reporting purposes, and other relevant factors.

The Company adopted the provisions of ASC 740. ASC 740 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. ASC 740 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. The adoption of ASC 740 had no impact on the Company's balance sheets or statements of operations.

The components of income tax expense are as follows:

	July 1, 2010 through December 10, 2010 (Acquisition)	March 31, 2010 (Inception) through June 30, 2010	March 31, 2010 (Inception) through December 10, 2010 (Acquisition)
Current federal income tax	$-	$-	$-
Current foreign statutory income tax	-	-	-
Deferred taxes	145,921	-	145,921
Valuation allowance	(145,921)	-	(145,921)
	$-	$-	$-

NOTE 9 – SUBSEQUENT EVENTS

The Company has evaluated subsequent events through February 28, 2011, the time of filing these financial statements.